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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 25, 2006

                             ALIGN TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-32259                              94-3267295
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      (Commission File Number)         (IRS Employer Identification No.)

     881 Martin Avenue, Santa Clara, California             95050
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      (Address of Principal Executive Offices)           (Zip Code)

                                 (408) 470-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 25, 2006, Align Technology, Inc. (the "Company"), entered into an employment agreement (the "Agreement") with Sonia Clark, Vice President, Human Resources. The Agreement provides for a base salary of $250,000 per year and a target bonus of 60% of her base salary. The target bonus is contingent upon the attainment by Ms. Clark of specified performance objectives and his being employed by the Company at the time the bonus is paid provided, however, that for calendar year 2006, the Company guarantees that Ms. Clark will be paid a prorated bonus equal to $37,500. If, during the term of her employment, and not in connection with a Change of Control (as defined in the Agreement), the Company terminates Ms. Clark's employment without Cause (as defined in the Agreement) or Ms. Clark resigns for Good Reason (as defined in the Agreement), then (X) Ms. Clark shall immediately vest in an additional number of shares under all outstanding options and restricted stock units as if she had performed an additional 12 months of service and (Y) Ms. Clark will be entitled to (i) the then current year's target bonus, prorated for the number of days Ms. Clark has been employed during the year, (ii) one year's base salary and (ii) the greater of the then current year's target bonus or the actual prior year's bonus. In the event of a Change of Control, (i) Ms. Clark will immediately vest in options and restricted stock units representing an additional 12 months of service and (ii) if within 12 months of a Change of Control either (a) Ms. Clark's employment is terminated without Cause or (b) Ms. Clark resigns for Good Reason, Ms. Clark will immediately vest in all outstanding options and restricted stock units and be entitled to (x) the then current year's target bonus prorated for the number of days Ms. Clark has been employed during the year, (y) one year's base salary and (z) the greater of the then current year's target bonus or the actual prior year's bonus.

         A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 8.01   OTHER EVENTS

         On September 25, 2006, Align announced the appointment of Sonia Clark to Vice President, Human Resources. The full text of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

  EXHIBIT NO.                              DESCRIPTION
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     10.1        Employment Agreement with Sonia Clark

     99.1 Press Release dated September 25, 2006 announcing the appointment of Sonia Clark, Vice President, Human Resources

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2006                      ALIGN TECHNOLOGY, INC.


                                               By: /s/ Eldon M. Bullington
                                                   -----------------------------
                                                   Eldon M. Bullington
                                                   Vice President of Finance and
                                                   Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.                                DESCRIPTION
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   10.1          Employment Agreement with Sonia Clark

   99.1 Press Release dated September 25, 2006 announcing the appointment of Sonia Clark, Vice President, Human Resources